AMBAC ASSURANCE CORPORATION
                               as Note Insurer,


                         MERITAGE MORTGAGE CORPORATION
                                as Originator,


                                  RBMG, INC.
                                 as Servicer,


                            OCWEN FEDERAL BANK FSB
                               as Sub-Servicer,


                      RBMG ASSET MANAGEMENT COMPANY, INC.
                                  as Company,


                               RBMG FUNDING CO.
                                  as Seller,


                     RESIDENTIAL ASSET FUNDING CORPORATION
                                  as Sponsor,


                  RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2
                                   as Issuer

                                      and

                             BANKERS TRUST COMPANY
                             as Indenture Trustee


                       INSURANCE AND INDEMNITY AGREEMENT

                  RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2
                              ASSET-BACKED NOTES,
                                 SERIES 1999-2

                         Dated as of November 30, 1999

                               TABLE OF CONTENTS

      (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)


                                                                          Page
                                                                          ----

ARTICLE I

            DEFINITIONS.......................................................1
            Section 1.01 DEFINED TERMS........................................1
            Section 1.02 OTHER DEFINITIONAL PROVISIONS........................6

ARTICLE II

            REPRESENTATIONS, WARRANTIES AND COVENANTS.........................6
            Section 2.01 REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR,
            THE SERVICER, THE COMPANY AND THE SELLER..........................6
            Section 2.02 AFFIRMATIVE COVENANTS OF THE ORIGINATOR, THE SERVICER,
            THE COMPANY AND THE SELLER.......................................12
            Section 2.03 NEGATIVE COVENANTS OF THE ORIGINATOR, THE SERVICER,
            THE COMPANY AND THE SELLER.......................................18
            Section 2.04 REPRESENTATIONS AND WARRANTIES OF THE SUB-SERVICER..18
            Section 2.05 AFFIRMATIVE COVENANTS OF THE SUB-SERVICER...........22
            Section 2.06 NEGATIVE COVENANTS OF THE SUB-SERVICER..............26
            Section 2.07 REPRESENTATIONS AND WARRANTIES OF THE SPONSOR.......27
            Section 2.08 AFFIRMATIVE COVENANTS OF THE SPONSOR................30
            Section 2.09 NEGATIVE COVENANTS OF THE SPONSOR...................33
            Section 2.10 REPRESENTATIONS AND WARRANTIES OF THE ISSUER........34
            Section 2.11 AFFIRMATIVE COVENANTS OF THE ISSUER.................36
            Section 2.12 NEGATIVE COVENANTS OF THE ISSUER....................39
            Section 2.13 REPRESENTATIONS AND WARRANTIES OF THE NOTE INSURER..40

ARTICLE I

            THE POLICY; REIMBURSEMENT........................................42
            Section 3.01 ISSUANCE OF THE POLICY..............................42
            Section 3.02 PAYMENT OF FEES AND PREMIUM.........................44
            Section 3.03 REIMBURSEMENT OBLIGATION............................45
            Section 3.04 INDEMNIFICATION WITH RESPECT TO THE ORIGINATOR, THE
            SERVICER, THE COMPANY AND THE SELLER.............................46

                                     (i)

            Section 3.05 INDEMNIFICATION WITH RESPECT TO THE SUB-............49
            Section 3.06 INDEMNIFICATION WITH RESPECT TO THE SPONSOR.........52
            Section 3.07 PAYMENT PROCEDURE...................................54

ARTICLE IV

            FURTHER AGREEMENTS...............................................54
            Section 4.01 EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT.....54
            Section 4.02 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.......55
            Section 4.03 OBLIGATIONS ABSOLUTE................................55
            Section 4.04 ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS........57
            Section 4.05 LIABILITY OF THE NOTE INSURER.......................58
            Section 4.06 ANNUAL SERVICING AUDIT AND CERTIFICATION............58

ARTICLE V

            DEFAULTS AND REMEDIES............................................58
            Section 5.01 DEFAULTS............................................58
            Section 5.02 REMEDIES; NO REMEDY EXCLUSIVE.......................60
            Section 5.03 WAIVERS.............................................60

ARTICLE VI

            MISCELLANEOUS....................................................61
            Section 6.01 AMENDMENTS, ETC.....................................61
            Section 6.02 NOTICES.............................................61
            Section 6.03 SEVERABILITY........................................63
            Section 6.04 GOVERNING LAW.......................................64
            Section 6.05 CONSENT TO JURISDICTION.............................64
            Section 6.06 CONSENT OF THE NOTE INSURER.........................65
            Section 6.07 COUNTERPARTS........................................65
            Section 6.08 HEADINGS............................................65
            Section 6.09 TRIAL BY JURY WAIVED................................65
            Section 6.10 LIMITED LIABILITY...................................65
            Section 6.11 ENTIRE AGREEMENT....................................66
            Section 6.12 INDENTURE TRUSTEE...................................66

                                     (ii)

      INSURANCE AND INDEMNITY AGREEMENT (as may be amended, modified or supplemented from time to time, this "Insurance Agreement"), dated as of November 30, 1999, by and among AMBAC ASSURANCE CORPORATION, as Note Insurer, MERITAGE MORTGAGE CORPORATION, as Originator, RBMG, INC., as Servicer, OCWEN FEDERAL BANK FSB, as Sub-Servicer, RBMG ASSET MANAGEMENT COMPANY, INC., as Company, RBMG FUNDING CO., as Seller, RESIDENTIAL ASSET FUNDING CORPORATION, as Sponsor, RBMG FUNDING CO. MORTGAGE LOAN TRUST 1999-2, as Issuer and BANKERS TRUST COMPANY, as Indenture Trustee.

      WHEREAS, the Indenture , dated as of November 1, 1999, relating to the RBMG Funding Co. Mortgage Loan Trust 1999-2 Asset-Backed Notes, Series 1999-2, between the Issuer and the Indenture Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the "Indenture") provides for, among other things, the issuance of Notes representing indebtedness secured by the Trust Fund established thereby;

      WHEREAS, the Note Insurer has issued the Policy, pursuant to which it has agreed to pay to the Indenture Trustee for the benefit of the Holders certain payments in respect of the Notes;

      WHEREAS, the Note Insurer shall be paid a Premium as set forth herein; and

      WHEREAS, the Sponsor, the Servicer, the Sub-Servicer and the Seller and the Company have undertaken certain obligations in consideration for the Note Insurer's issuance of its Policy;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01 DEFINED TERMS. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture or the Policy described below. For purposes of this Insurance Agreement, the following terms shall have the following meanings:

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York, the State of Nevada or the State of California or in the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

      "Cap Trigger Event" has the meaning given such term in the letter agreement, dated November 30, 1999, between the Originator and the Note Insurer.

      "Closing Date" means November 30, 1999.

      "Commission" means the Securities and Exchange Commission.

      "Company" means RBMG Asset Management Company, Inc. in its capacity as Company.

      "Company Documents" means this Insurance Agreement, the Company Sale Agreement, the Funding Co. Sale Agreement, the Sponsor Sale Agreement, the Trust Agreement, the Notes, the Indenture, the Servicing Agreement, the Sub-Servicing Agreement, the Guarantee and the Cap Agreement.

      "Company Information" means all information with respect to the Offering Document under the following headings: "Summary ," "Transaction Overview ,","Description of the Mortgage Pool," "Underwriting Standards," "RBMG," "Certain Prepayment and Yield Considerations" and "Servicing of the Mortgage Loans." Company Information also means information with respect to the Offering Document under the heading "Risk Factors," except for the subsections "Book-entry registration may reduce the liquidity of the notes," "Potential delays in receipt of payments on the notes," "An investment in the notes may be an illiquid investment" and "Year 2000 issue may adversely affect the distributions to noteholders," and "Description of the Notes," except for the subsection "Book Entry Registration and Definitive Notes."

      "Company Sale Agreement" means the Loan Sale Agreement, dated as of November 1, 1999, between the Company and the Seller.

      "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

      "Event of Default" means any Event of Default specified in Section 5.01 of this Insurance Agreement.

      "Excess Cash" has the meaning given in the Indenture.

      "Financial Statements" means, with respect to the Originator and the Servicer, consolidated statements of financial condition as of December 31, 1996, 1997 and 1998 and the statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998 and the notes thereto.

      "Funding Co. Sale Agreement" means the Loan Sale Agreement, dated as of November 1, 1999, between the Seller and the Sponsor.

      "Guarantee" means the Guarantee, dated as of November 1, 1999, by Meritage Mortgage Corporation, as Guarantor, in favor of the Sponsor, the Issuer and the Indenture Trustee.

      "Holder" has the meaning given such term in the Policy.

      "Indemnification Agreement" means the agreement dated as of November 18, 1999 between the Note Insurer and the Underwriter.

      "Indenture" has the meaning given such term in the first recital hereof.

      "Indenture Trustee" means Bankers Trust Company, a New York banking corporation existing under the laws of the State of New York, as Indenture Trustee under the Indenture, and its successors.

      "Insurance Agreement" has the meaning given such term in the initial paragraph hereof.

      "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Issuer" means RBMG Funding Co. Mortgage Loan Trust 1999-2 in its capacity as Issuer.

      "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus 2% per annum and (ii) the then applicable rate of interest on the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      "Material Adverse Change" means, in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person on a consolidated basis with its subsidiaries or
(ii) the ability of such Person to perform its obligations, if any, under any of the Company Documents.

      "Monthly Loss Rate" means, with respect to any Payment Date, the fraction expressed as a percentage, equal to (x) twelve times the sum of all Realized Losses that occurred during the related Collection Period with respect to the Mortgage Loans over (y) the Stated Principal Balance at the beginning of the related Collection Period.

      "Moody's" means Moody's Investors Service, Inc., and any successor thereto.

      "Note Insurer" means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, or any successor thereto, as issuer of the Policy.

      "Note Insurer Information" has the meaning given such term in Section 3.04(a)(v).

      "Notes" means the Class A-1 and Class A-2 Notes, each substantially in the form of Exhibit A to the Indenture.

      "Offering Document" means the Prospectus Supplement, dated November 18, 1999, in respect of the Notes, and any amendment or supplement thereto, and any other offering document in respect of the Notes prepared by the Sponsor that makes reference to the Policy.

      "Originator" means Meritage Mortgage Corporation in its capacity as Originator.

      "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

      "Policy" means the certificate guaranty insurance policy, #AB0322BE, together with all endorsements thereto, issued by the Note Insurer to the Indenture Trustee, for the benefit of the Holders of the Notes.

      "Pool Delinquency Rate" means with respect to any Collection Period, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent (including, with respect to all Mortgage Loans, all foreclosures and REO Properties) as of the close of business on the last day of such Collection Period over (y) the Stated Principal Balance of all Mortgage Loans.

      "Premium" means the premium payable in accordance with the Policy.

      "Premium Percentage" shall mean 0.23% per annum.

      "Registration Statement" means the registration statement on Form S-3 (No. 333-81721), including the prospectus, relating to the Notes, at the time it became effective.

      "Required Overcollateralization Amount" means, as of any Payment Date, the greatest of (a) (i) prior to the Stepdown Date 4.75% (or upon the occurrence of a Cap Trigger Event, 5.50%) of the Aggregate Stated Principal Balance as of the Cut-off Date or (ii) on or after the Stepdown Date 9.50% (or upon the occurrence of a Cap Trigger Event, 11.00%) of the Aggregate Stated Principal Balance, (b) the amount equal to the sum of the aggregate Stated Principal Balances of the three largest Mortgage Loans and (c) the product of the (i) two and (ii) (1) 50% of the sum of the aggregate Stated Principal Balances of the Mortgage Loans which are 90 days or more delinquent (including all foreclosures and REO Properties) minus (2) the product of (x) three and (y) the current monthly Excess Spread; provided, however, the Required Overcollateralization Amount shall increase to 7.00% of the Aggregate Stated Principal Balance as of the Cut-off Date, prior to the Stepdown Date, or 14.00% of the current Aggregate Stated Principal Balance, on or after the Stepdown Date, upon the occurrence of a Trigger Event.

      "Rolling Three Month Excess Spread" means, with respect to any Payment Date, commencing with the fourth Payment Date, the percentage equal to the average amount of Excess Cash for the immediately preceding three months.

      "Rolling Twelve Month Loss Rate" means, with respect to any Payment Date, commencing on the twelfth Payment Date, the percentage equal to the average of Monthly Loss Rates for the immediately preceding twelve months.

      "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

      "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Seller" means RBMG Funding Co. in its capacity as Seller.

      "Servicer" means RBMG, Inc. in its capacity as Servicer.

      "Servicer Termination Delinquency Rate Trigger" means as of any Payment Date commencing with the seventh Payment Date, the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rate for each of the six immediately preceding Collection Periods with respect to the Mortgage Loans exceeds 10.25%.

      "Servicer Termination Loss Trigger" means, with respect to any Payment Date, upon the occurrence of the Rolling Twelve Month Loss Rate exceeding 1.25%.

      "Servicing Agreement" means the Servicing Agreement, dated as of November 1, 1999, among the Servicer, the Indenture Trustee and the Issuer.

      "Sponsor" means Residential Asset Funding Corporation in its capacity as Sponsor.

      "Sponsor Information" has the meaning given such term in Section 3.06(a)(iv).

      "Sponsor Sale Agreement" means the Loan Sale Agreement, dated as of November 1, 1999, between the Sponsor and the Issuer.

      "Stepdown Date" means the 36th Payment Date.

      "Sub-Servicer" means Ocwen Federal Bank FSB, a national banking association existing under the laws of the United States of America, in its capacity as Sub-Servicer.

      "Sub-Servicer Information" has the meaning given such term in Section 3.05(a)(iv).

      "Sub-Servicing Agreement" means the Sub-Servicing Agreement, dated as of November 1, 1999, between the Servicer and the Sub-Servicer.

      "Transaction" means the transactions contemplated by the Company Documents, including the transactions described in the Offering Document.

      "Trigger Event" means the occurrence of both (i) the Rolling Three Month Excess Spread is less than 2.00% and (ii) the fixed-rate Mortgage Loans exceed 30% of the current Aggregate Stated Principal Balance.

      "Trust Fund" means the trust created pursuant to the Trust Agreement.

      "Trust Agreement" means the Trust Agreement dated as of November 1, 1999, among the Sponsor, the Owner Trustee and Bankers Trust Company, as trust paying agent.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Underwriter" means First Union Securities, Inc.

      "Underwriting Agreement" means the Underwriting Agreement dated as of November 18, 1999 among the Underwriter and the Sponsor with respect to the offer and sale of the Notes, as may be amended, modified or supplemented from time to time.

      "Underwriter Information" has the meaning given such term in the Indemnification Agreement.

      Section 1.02 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

                                  ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.01 REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR, THE SERVICER, THE COMPANY AND THE SELLER. The Originator, the Servicer, the Company and the Seller represent and warrant (each with respect to itself only) as of the Closing Date as follows:

            (a)   DUE ORGANIZATION AND QUALIFICATION.

                  (i) In the case of the Originator, it is a corporation, duly organized, validly existing and in good standing under the laws of Oregon. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

                  (ii) In the case of the Servicer, it is a corporation, duly organized, validly existing and in good standing under the laws of Delaware. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

                  (iii) In the case of the Company, it is a corporation, duly organized, validly existing and in good standing under the laws of Nevada. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

                  (iv) In the case of the Seller, it is a corporation, duly
            organized, validly existing and in good standing under the laws of Nevada. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

            (b) POWER AND AUTHORITY.

                  (i) The Originator has full right, power and authority to
            conduct its business as currently conducted and as described in the Offering Document, to enter into, execute, deliver and perform its obligations under the Company Documents and to consummate the Transaction.

                  (ii) The Servicer has all necessary corporate power and
            authority to conduct its business as currently conducted and as described in the Offering Document, to enter into, execute, deliver and perform its obligations under the Company Documents and to consummate the Transaction.

                  (iii) The Company has all necessary corporate power and
            authority to conduct its business as currently conducted and as described in the Offering Document, to enter into, execute, deliver and perform its obligations under the Company Documents and to consummate the Transaction.

                  (iv) The Seller has all necessary corporate power and
            authority to conduct its business as currently conducted and as described in the Offering Document, to enter into, execute, deliver and perform its obligations under the Company Documents and to consummate the Transaction.

            (c)   DUE AUTHORIZATION.

                  (i) The execution, delivery and performance of the Company
            Documents by the Originator has been duly authorized by all necessary actions and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Originator, which have not previously been obtained or given by the Originator.

                  (ii) The execution, delivery and performance of the Company
            Documents by the Servicer has been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Servicer, which have not previously been obtained or given by the Servicer.

                  (iii) The execution, delivery and performance of the Company
            Documents by the Company has been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Company, which have not previously been obtained or given by the Company.

                  (iv) The execution, delivery and performance of the Company
            Documents by the Servicer has been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Servicer, which have not previously been obtained or given by the Servicer.

            (d) NONCONTRAVENTION. The execution and delivery by the Originator, the Servicer, the Company and the Seller of the Company Documents to which any is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Company Documents do not and will not:

                  (i) conflict with or result in any breach or violation of any provision of the charter or bylaws of the Originator, the Servicer, the Company or the Seller or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Originator, the Servicer, the Company or the Seller or any of its respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Originator, the Servicer, the Company or the Seller;

                  (ii) constitute a default by the Originator, the Servicer, the
            Company or the Seller under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Originator, the Servicer, the Company or the Seller either is a party or by which any of their properties are or may be bound or affected; or

                  (iii) result in or require the creation of any lien upon or in respect of any assets of the Originator, the Servicer, the Company or the Seller, except as contemplated by the Company Documents;

            (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Originator, the Servicer, the Company or the Seller, any of their subsidiaries, any properties or rights of any of the Originator, the Servicer, the Company or the Seller or any of their subsidiaries or any of the Mortgage Loans pending or, to the Originator's, the Servicer's, the Company's or the Seller's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Originator, the Servicer, the Company or the Seller or any such subsidiary could result in a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller, respectively.

            (f) VALID AND BINDING OBLIGATIONS. The Company Documents (other than the Notes), when executed and delivered by the Sponsor, the Originator, the Servicer, the Company and the Seller, will constitute the legal, valid and binding obligations of the Originator, the Servicer, the Company and the Seller, enforceable in accordance with their respective terms, except as such enforceability may be limited by insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture. The Originator, the Servicer, the Company and the Seller will not at any time in the future deny that the Company Documents constitute the legal, valid and binding obligations of the Originator, the Servicer, the Company and the Seller, respectively.

            (g) FINANCIAL INFORMATION. The Financial Statements of the Originator and the Servicer, copies of which have been furnished to the
      Note Insurer, (i) present fairly in all material respects the financial condition and results of operations of the Originator, the Servicer, the Company and the Seller as of the dates and for the periods indicated and
      (ii) have been prepared in accordance with regulatory accounting principles applicable to a national banking association consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements with respect to the Originator and the Servicer, there has been no Material Adverse Change in respect of the Originator and the Servicer. Except as disclosed in the Financial Statements, the Originator and the Servicer are not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Originator or the Servicer.

            (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Originator, the Servicer, the Company or the Seller in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Originator, the Servicer, the Company or the Seller, respectively, that, if enforced, could result in a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller.

            (i) TAXES. Each of the Originator, the Servicer, the Company and the Seller have filed or have participated in the filing of a consolidated filing with their parent corporation prior to the date hereof all federal and state tax returns that are required to be filed prior to the date hereof and has paid or made provisions for the payment of all taxes to the extent that such taxes have become due other than (i) taxes or other charges which are not yet delinquent or are being contested in good faith and have not been finally determined or (ii) information returns, tax returns, taxes or other governmental charges, the failure to file, pay or make provisions for, either individually or in the aggregate, are not likely in the reasonable judgment of the Originator, the Servicer, the Company or the Seller, as applicable, to constitute a Material Adverse Change on the Originator, the Servicer, the Company or the Seller. Any taxes, fees and other governmental charges payable by the Originator, the Servicer, the Company or the Seller in connection with the Transaction, the execution and delivery of the Company Documents and the issuance of the Notes have been paid or shall have been paid at or prior to the Closing Date.

            (j) ACCURACY OF INFORMATION. Neither the Company Documents nor other information relating to the Mortgage Loans, the operations of the Originator, the Servicer, the Company or the Seller or the financial condition of the Originator, the Servicer, the Company or the Seller (collectively, the "Documents"), as amended, supplemented or superseded, furnished to the Note Insurer by the Originator, the Servicer, the Company or the Seller contains any statement of a material fact which was untrue or misleading in any material respect when made. None of the Originator, the Servicer, the Company or the Seller has knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller. Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Originator, the Servicer, the Company or the Seller that would render any of the Documents untrue or misleading in any material respect.

            (k) COMPLIANCE WITH SECURITIES LAWS. The offer and sale of the Notes comply in all material respects with all requirements of law, including all registration requirements of applicable federal securities laws. Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Note Insurer Information, with respect to the Sponsor Information or with respect to the Underwriter Information. The Servicing Agreement, the Sub-Servicing Agreement, the Company Sale Agreement, the Funding Co. Sale Agreement, and the Sponsor Sale Agreement is not, and the Indenture is, required to be qualified under the Trust Indenture Act and the Trust Fund is not required to be registered as an "investment company" under the Investment Company Act.

            (l) COMPANY DOCUMENTS. Each of the representations and warranties of the Originator, the Servicer, the Company and the Seller contained in the Company Documents is true and correct in all material respects and the Originator, the Servicer, the Company and the Seller hereby make each such representation and warranty to, and for the benefit of, the Note Insurer as if the same were set forth in full herein.

            (m) SOLVENCY; FRAUDULENT CONVEYANCE. The Originator, the Servicer, the Company and the Seller are each solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, none of the Originator, the Servicer, the Company or the Seller will be left with less than applicable regulatory capital requirements with which to engage in its business, and the Originator, the Servicer, the Company and the Seller do not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Originator, the Servicer, the Company and the Seller do not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Originator, the Servicer, the Company or the Seller or any of their respective assets. The amount of consideration being received by the Company and Seller, upon the sale of the Mortgage Loans constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans backing the RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Certificates, Series 1999-2.

            (n) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Originator is Lake Oswego, Oregon.

            (o) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Servicer is Columbia, South Carolina.

            (p) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company is Las Vegas, Nevada.

            (q) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Seller is Las Vegas, Nevada.

      Section 2.02 AFFIRMATIVE COVENANTS OF THE ORIGINATOR, THE SERVICER, THE COMPANY AND THE SELLER. The Originator, the Servicer, the Company and the Seller hereby agree that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. Each of the Originator, the Servicer, the Company and the Seller shall comply with the terms and conditions of and perform its respective obligations under the Company Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it.

            (b)   CORPORATE EXISTENCE.

                  (i) Subject to Section 2.03(c) hereof, each of the Originator, the Servicer, the Company and the Seller and its successors and permitted assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the state of its incorporation or another state and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter and bylaws.

            (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. Each of the Originator, the Servicer, the Company and the Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including books and records relating to the Transaction. The Seller shall clearly reflect in its books and records the transfer of the Mortgage Loans to the Trust Fund as a sale of the Seller's interest in the Mortgage Loans. The Originator, the Servicer, the Company and the Seller shall furnish or cause to be furnished to the Note Insurer:

                  (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each fiscal year of the Originator and the Servicer, the audited consolidated statement of financial condition of Resource Bancshares Mortgage Group, Inc. (the "Parent") and its consolidated subsidiaries, including the Originator and the Servicer, as of the end of such fiscal year and the related audited consolidated statements of income, retained earnings and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Parent's independent accountants (which shall be a nationally recognized independent public accounting firm or otherwise acceptable to the Note Insurer) and by the certificate specified in Section 2.02(d).

                  (ii) QUARTERLY FINANCIAL STATEMENTS. (A) Upon the reasonable request of the Note Insurer following any Material Adverse Change of the Originator or the Servicer or the reasonable belief of the Note Insurer that a Material Adverse Change of the Originator or the Servicer has occurred, as soon as available, and (B) in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Originator or the Servicer, the unaudited consolidated statement of financial condition of the Parent, including the Originator and the Servicer, and its consolidated subsidiaries as of the end of such quarter, and the related unaudited consolidated statements of income, retained earnings and cash flows for the portion of the fiscal year the ended, all in reasonable and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in
            Section 2.02(d).

                  (iii) INITIAL REPORT. On or before the Closing Date, a copy of the electronic report to be delivered to the Indenture Trustee on the Closing Date setting forth as to each Mortgage Loan, the information required under the definition of "Mortgage Loan Schedule" at Section 1.01 of the Servicing Agreement.

                  (iv) CERTAIN INFORMATION. Upon the reasonable request of the
            Note Insurer, copies of any requested proxy statements, financial statements, reports and registration statements that the Originator, the Servicer, the Company or the Seller file with, or deliver to, the Commission or any national securities exchange.

                  (v) OTHER INFORMATION. (A) Promptly upon receipt thereof,
            copies of all schedules, financial statements or other similar reports delivered to or by the Originator, the Servicer, the Company and the Seller, pursuant to the terms of the Servicing Agreement, the Company Sale Agreement or the Funding Co. Sale

            Agreement, (B) promptly upon request, such other data as the Note Insurer may reasonably request and (C) all information required to be furnished to the Indenture Trustee or to the Holders of the Notes simultaneously with the furnishing thereof to the Indenture Trustee or the Holders of the Notes, as the case may be.

            (d) COMPLIANCE CERTIFICATE. The Originator and the Servicer shall deliver to the Note Insurer, at the time that the delivery of the financial statements of the Originator and the Servicer are required pursuant to subsection 2.02(c)(i) and (ii) certificates of one (or more) of its officers stating that:

                  (i) a review of the performance of the Originator or the
            Servicer, as applicable, under the Company Documents to which it is a party during such period has been made under such officer's supervision;

                  (ii) to the best of such officer's knowledge following
            reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Originator or the Servicer has a right to cure pursuant to Section 5.01, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Originator or the Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

                  (iii) the attached financial statements submitted in
            accordance with subsection 2.02(c)(i) or (ii), if applicable, present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated subsidiaries, including the Originator and the Servicer, as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments); and

                  (iv) the Servicer has in full force and effect a fidelity bond
            (or direct surety bond) and an errors and omissions policy in accordance with the terms and requirements of Section 2.13 of the Servicing Agreement.

            (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Originator, the Servicer, the Company and the Seller shall, upon the reasonable request of the Note Insurer, permit the Note Insurer or its authorized agents:

                  (i) to inspect the books and records of the Originator, the
            Servicer, the Company and the Seller as they may relate to the Notes (other than the names of Mortgagors and strategic plans which are unrelated to the Notes), the obligations of the Originator, the Servicer, the Company and the Seller under the Company Documents and the Transaction;

                  (ii) to discuss the affairs, finances and accounts of the
            Originator, the Servicer, the Company and the Seller with the Chief Operating Officer and the Chief Financial Officer of the Originator, the Servicer, the Company and the Seller; and

                  (iii) with the Originator's, the Servicer's, the Company's and the Seller's consent, which consent shall not be unreasonably withheld or delayed, to discuss the affairs, finances and accounts of the Originator, the Servicer, the Company and the Seller with the Originator, the Servicer, the Company and the Seller and the independent accountants of the Originator, the Servicer, the Company and the Seller, provided that an officer of the Originator, the Servicer, the Company and the Seller, as applicable, shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Originator, the Servicer, the Company or the Seller, as the case may be.

            The Note Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Company Documents, provided that the foregoing shall not limit the right of the Note Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

            (f) NOTICE OF MATERIAL EVENTS. The Originator, the Servicer, the Company and the Seller shall be obligated promptly to inform the Note Insurer in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Originator, the Servicer, the Company or the Seller that would likely result in a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller, or the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller;

                  (ii) any change in the location of the principal office of the
            Originator, the Servicer, the Company and the Seller;

                  (iii) the occurrence of any Default or Event of Default
            involving the Originator, the Servicer, the Company or the Seller or any Material Adverse Change in respect of the Originator, the Servicer, the Company or the Seller;

                  (iv) the commencement of any proceedings by or against the
            Originator, the Servicer, the Company or the Seller under any applicable reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, Indenture Trustee or similar official shall have been, or may be, appointed or requested for the Originator, the Servicer, the Company or the Seller or any of their assets; or

                  (v) the receipt of notice that (A) any license, permit,
            charter, registration or approval necessary for the conduct of the Originator's, the Servicer's, the Company's or the Seller's business is to be, or may be suspended or revoked or (B) the Originator, the Servicer, the Company or the Seller is to cease and desist any practice, procedure or policy employed by the Originator, the Servicer, the Company or the Seller in the conduct of its business, but only if such suspension, revocation or cessation may result in a Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller.

            (g) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Originator, the Servicer, the Company or the Seller will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Fund. The Originator, the Servicer, the Company and the Seller shall, upon the request of the Note Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Company Documents. In addition, the Originator, the Servicer, the Company and the Seller agree to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

            (h) MAINTENANCE OF LICENSES. The Originator, the Servicer, the Company and the Seller and any successors thereof shall maintain all licenses, permits, charters and registrations which are material to the conduct of their business.

            (i) RETIREMENT OF NOTES. The Originator, the Servicer, the Company and the Seller shall instruct the Indenture Trustee, upon a retirement or other payment of all of the Notes, to surrender the Policy to the Note Insurer for cancellation.

            (j) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Notes shall clearly disclose that (i) the Policy is not covered by the property/casualty insurance certificate fund specified in
      Article 76 of the New York Insurance Law and (ii) in the event that the
      Note Insurer were to become insolvent, any claims arising under the Policy would be excluded from coverage by the California Insurance Guaranty Association, established pursuant to the laws of the State of California.

            (k) THIRD-PARTY BENEFICIARY. The Originator, the Servicer, the Company and the Seller agree that the Note Insurer shall have all rights of a third-party beneficiary in respect of the Servicing Agreement, the Company Sale Agreement and the Funding Co. Sale Agreement and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Note Insurer; provided that the remedy for any breach of a representation and warranty of the Originator, the Servicer, the Company and the Seller in Section 8.07(a) of the Indenture and the remedy with respect to any defective Mortgage Loans under Section 8.07(a) of the Indenture shall be limited to the remedies specified in the Indenture.

            (l) SERVICING OF MORTGAGE LOANS. All Mortgage Loans will be serviced in compliance with the Servicing Agreement and the Sub-Servicing Agreement.

            (m) CLOSING DOCUMENTS. The Originator, the Servicer, the Company and the Seller shall provide or cause to be provided to the Note Insurer an executed original copy of each document executed in connection with the Transaction within 30 Business Days after the date of closing.

            (n) NOTE ACCOUNT. For so long as RBMG, Inc. is the Servicer, monies on deposit in the Note Account shall be invested in Permitted Investments maturing as provided in the Servicing Agreement.

            (o) DUE DILIGENCE. The Note Insurer shall have the right, so long as any Notes remain outstanding, to conduct an ongoing review of the Servicer's practices as Servicer through reviews of the Mortgage Loans, "drive-by" reappraisals of Mortgaged Properties and reviews of servicing practices. Such ongoing due diligence shall be conducted at the expense of the Note Insurer and in a reasonable manner convenient to the Servicer and the Note Insurer.

      Section 2.03 NEGATIVE COVENANTS OF THE ORIGINATOR, THE SERVICER, THE COMPANY AND THE SELLER. The Originator, the Servicer, the Company and the Seller hereby agree that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) IMPAIRMENT OF RIGHTS. The Originator, the Servicer, the Company and the Seller shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change specified in clause (ii) of the definition of

      Material Adverse Change with respect to the Originator, the Servicer, the Company or the Seller, respectively, or may not interfere with the enforcement of any rights of the Note Insurer under or with respect to any of the Company Documents. The Originator, the Servicer, the Company and the Seller shall give the Note Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Originator, the Servicer, the Company and the Seller shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (b) AMENDMENTS, ETC. The Originator, the Servicer, the Company and the Seller shall not modify or amend, or consent to any modification or amendment of, any of the terms, provisions or conditions of the Company Documents to which it is a party without the prior written consent of the
      Note Insurer thereto, but excluding any amendment to the Offering Document required by law and excluding any modifications or amendments to which
      Note Insurer's consent is not required by the terms of the related Company Documents.

            (c) LIMITATION ON MERGERS, ETC. The Originator, the Servicer, the Company and the Seller shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Servicing Agreement and the Indenture or as permitted hereby. The Originator, the Servicer, the Company and the Seller shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (d) SUCCESSORS. None of the Indenture Trustee, the Originator, the Servicer, the Company or the Seller shall terminate or designate, or consent to the termination or designation of, any successor Servicer, Custodian or Indenture Trustee without the prior written approval of the
      Note Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

      Section 2.04 REPRESENTATIONS AND WARRANTIES OF THE SUB-SERVICER. The Sub-Servicer represents and warrants as of the Closing Date as follows:

            (a) DUE ORGANIZATION AND QUALIFICATION. The Sub-Servicer is duly organized, validly existing and in good standing as a federal savings bank under the laws of the United States. It is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

            (b) POWER AND AUTHORITY. The Sub-Servicer has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to enter into, execute, deliver and perform its obligations under the Company Documents and to consummate the Transaction.

            (c) DUE AUTHORIZATION. The execution, delivery and performance of the Company Documents by the Sub-Servicer has been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Sub-Servicer, which have not previously been obtained or given by the Sub-Servicer.

            (d) NONCONTRAVENTION. The execution and delivery by the Sub-Servicer of the Company Documents to which any is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Company Documents do not and will not:

                  (i) conflict with or result in any breach or violation of any provision of the charter or bylaws of the Sub-Servicer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Sub-Servicer or any of its respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Sub-Servicer;

                  (ii) constitute a default by the Sub-Servicer under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Sub-Servicer either is a party or by which any of their properties are or may be bound or affected; or

                  (iii) result in or require the creation of any lien upon or in respect of any assets of the Sub-Servicer, except as otherwise expressly contemplated by the Company Documents;

            (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Sub-Servicer, any of their subsidiaries, any properties or rights of any of the Sub-Servicer or any of their subsidiaries or any of the Mortgage Loans pending or, to the Sub-Servicer's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Sub-Servicer or any such subsidiary could result in a Material Adverse Change with respect to the Sub-Servicer.

            (f) VALID AND BINDING OBLIGATIONS. The Company Documents (other than the Notes), when executed and delivered by the Sub-Servicer, will constitute the legal, valid and binding obligations of the Sub-Servicer, enforceable in accordance with their respective terms, except as such enforceability may be limited by insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture. The Sub-Servicer will not at any time in the future deny that the Company Documents constitute the legal, valid and binding obligations of the Sub-Servicer.

            (g) FINANCIAL INFORMATION. The Financial Statements of the Sub-Servicer, copies of which have been furnished to the Note Insurer, (i) present fairly in all material respects the financial condition and results of operations of the Sub-Servicer as of the dates and for the periods indicated and (ii) have been prepared in accordance with regulatory accounting principles applicable to a national banking association consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements with respect to the Sub-Servicer, there has been no Material Adverse Change in respect of the Sub-Servicer. Except as disclosed in the Financial Statements, the Sub-Servicer are not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Sub-Servicer.

            (h) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Sub-Servicer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Sub-Servicer that, if enforced, could result in a Material Adverse Change with respect to the Sub-Servicer.

            (i) TAXES. The Sub-Servicer has filed or has participated in the filing of a consolidated filing with their parent corporation prior to the date hereof all federal and state tax returns that are required to be filed prior to the date hereof and has paid or made provisions for the payment of all taxes to the extent that such taxes have become due other than (i) taxes or other charges which are not yet delinquent or are being contested in good faith and have not been finally determined or (ii) information returns, tax returns, taxes or other governmental charges, the failure to file, pay or make provisions for, either individually or in the aggregate, are not likely in the reasonable judgment of the Sub-Servicer, as applicable, to constitute a Material Adverse Change on the Sub-Servicer.

            (j) ACCURACY OF INFORMATION. Neither the Company Documents nor other information relating to the Mortgage Loans, the operations of the Sub-Servicer or the financial condition of the Sub-Servicer (collectively, the "Sub-Servicer Documents"), as amended, supplemented or superseded, furnished to the Note Insurer by the Sub-Servicer contains any statement of a material fact which was untrue or misleading in any material respect when made. The Sub-Servicer has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Sub-Servicer. Since the furnishing of the Sub-Servicer Documents, there has been no change nor any development or event involving a prospective change known to the Sub-Servicer that would render any of the Sub-Servicer Documents untrue or misleading in any material respect.

            (k) COMPANY DOCUMENTS. The representations of the Sub-Servicer contained in the Company Documents are true and correct in all material respects and the Sub-Servicer hereby make each such representation and warranty to, and for the benefit of, the Note Insurer as if the same were set forth in full herein; provided that the remedy for any breach of a representation and warranty of the Sub-Servicer in Section 2.3 of the Sub-Servicing Agreement and the remedy with respect to any defective Mortgage Loans under Section 2.3 of the Sub-Servicing Agreement shall be limited to the remedies specified in the Sub-Servicing Agreement.

            (l) SOLVENCY; FRAUDULENT CONVEYANCE. The Sub-Servicer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Sub-Servicer will not be left with less than applicable regulatory capital requirements with which to engage in its business, and the Sub-Servicer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Sub-Servicer does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Sub-Servicer or any of its respective assets.

            (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Sub-Servicer is West Palm Beach, Florida.

      Section 2.05 AFFIRMATIVE COVENANTS OF THE SUB-SERVICER. The Sub-Servicer hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Sub-Servicer shall comply with the terms and conditions of and perform its respective obligations under the Company Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it.

            (b) CORPORATE EXISTENCE. Subject to Section 2.06(c) hereof, the Sub-Servicer and its successors and permitted assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the United States and duly qualified and duly authorized (as described in subsections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter and bylaws.

            (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Sub-Servicer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including books and records relating to the Transaction. The Sub-

      Servicer shall furnish or cause to be furnished to the Note Insurer, within 30 days of receipt of written request of the Note Insurer:

                  (i) ANNUAL FINANCIAL STATEMENTS. The audited consolidated
            statement of financial condition of the Sub-Servicer and their respective consolidated subsidiaries as of the end of a fiscal year and the related audited consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Sub-Servicer's independent accountants (which shall be a nationally recognized independent public accounting firm or otherwise acceptable to the Note Insurer) and by the certificate specified in Section 2.05(d).

                  (ii) QUARTERLY FINANCIAL STATEMENTS. (A) Upon the reasonable request of the Note Insurer following any Material Adverse Change of the Sub-Servicer or the reasonable belief of the Note Insurer that a Material Adverse Change of the Sub-Servicer has occurred, as soon as available, and (B) in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Sub-Servicer, the unaudited consolidated statement of financial condition of the Sub-Servicer and its respective consolidated subsidiaries as of the end of such quarter, and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the portion of the fiscal year the ended, all in reasonable and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.05(d).

                  (iii) CERTAIN INFORMATION. Upon the reasonable request of the
            Note Insurer, copies of any requested proxy statements, financial statements, reports and registration statements that the Sub-Servicer files with, or delivers to, the Commission or any national securities exchange.

                  (iv) OTHER INFORMATION. (A) Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Sub-Servicer, pursuant to the terms of the Sub-Servicing Agreement, (B) promptly upon request, such other data as the Note Insurer may reasonably request and (C) all information required to be furnished to the Indenture Trustee or to the Holders of the Notes simultaneously with the furnishing thereof to the Indenture Trustee or the Holders of the Notes, as the case may be.

            (d) COMPLIANCE CERTIFICATE. The Sub-Servicer shall deliver to the
      Note Insurer, at the time that the delivery of the financial statements of the Sub-Servicer are required pursuant to subsection 2.05(c)(i) and (ii) certificates of one (or more) of its officers stating that:

                  (i) a review of the performance of the Sub-Servicer, as
            applicable, under the Company Documents to which it is a party during such period has been made under such officer's supervision;

                  (ii) to the best of such officer's knowledge following
            reasonable inquiry, no Default or Event of Default has occurred, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Sub-Servicer has a right to cure pursuant to
            Section 5.01, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Sub-Servicer to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

                  (iii) the attached financial statements submitted in
            accordance with subsection 2.05(c)(i) or (ii), if applicable, present fairly in all material respects the financial condition and results of operations of the Sub-Servicer as of the dates and for the periods indicated, in accordance with regulatory accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

                  (iv) the Sub-Servicer has in full force and effect a fidelity bond (or direct surety bond) and an errors and omissions policy in accordance with the terms and requirements of Section 3.5 of the Sub-Servicing Agreement.

            (e) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Sub-Servicer shall, upon the reasonable request of the Note Insurer, permit the Note Insurer or its authorized agents:

                  (i) to inspect the books and records of the Sub-Servicer as they may relate to the Notes, the obligations of the Sub-Servicer under the Company Documents and the Transaction;

                  (ii) to discuss the affairs, finances and accounts of the
            Sub-Servicer with the Chief Operating Officer and the Chief Financial Officer of the Sub-Servicer; and

                  (iii) with the Sub-Servicer's consent, which consent shall not be unreasonably withheld or delayed, to discuss the affairs, finances and accounts of the Sub-Servicer with the Sub-Servicer and the independent accountants of the Sub-Servicer, provided that an officer of the Sub-Servicer, as applicable, shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Sub-Servicer, as the case may be.

            The Note Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Company Documents, provided that the foregoing shall not limit the right of the Note Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.

            (f) NOTICE OF MATERIAL EVENTS. The Sub-Servicer shall be obligated promptly to inform the Note Insurer in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Sub-Servicer that would likely result in a Material Adverse Change with respect to the Sub-Servicer, or the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to the Sub-Servicer;

                  (ii) any change in the location of the principal office of the
            Sub-Servicer;

                  (iii) the occurrence of any Default or Event of Default
            involving the Sub-Servicer or any Material Adverse Change in respect of the Sub-Servicer;

                  (iv) the commencement of any proceedings by or against the
            Sub-Servicer under any applicable reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Sub-Servicer or any of their assets; or

                  (v) the receipt of notice that (A) any license, permit,
            charter, registration or approval necessary for the conduct of the Sub-Servicer's business is to be, or may be suspended or revoked or
            (B) the Sub-Servicer is to cease and desist any practice, procedure or policy employed by the Sub-Servicer in the conduct of its business, but only if such suspension, revocation or cessation may result in a Material Adverse Change with respect to the Sub-Servicer.

            (g) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Sub-Servicer shall, upon the request of the Note Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Company Documents. In addition, the Sub-Servicer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

            (h) MAINTENANCE OF LICENSES. The Sub-Servicer and any successors thereof shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

            (i) THIRD-PARTY BENEFICIARY. The Sub-Servicer agrees that the Note Insurer shall have all rights of a third-party beneficiary in respect of the Sub-Servicing Agreement and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Note Insurer; provided that the remedy for any breach of a representation and warranty of the Sub-Servicer in Section 2.3 of the Sub-Servicing Agreement and the remedy with respect to any defective Mortgage Loans under Section 2.3 of the Sub-Servicing Agreement shall be limited to the remedies specified in the Sub-Servicing Agreement.

            (j) SERVICING OF MORTGAGE LOANS. All Mortgage Loans will be serviced in compliance with the Servicing Agreement.

            (k) NOTE ACCOUNT. For so long as Ocwen is the Sub-Servicer, monies on deposit in the Note Account shall be invested in Permitted Investments maturing as provided in the Servicing Agreement.

            (l) DUE DILIGENCE. The Note Insurer shall have the right, so long as any Notes remain outstanding, to conduct an ongoing review of the Sub-Servicer's practices as Sub-Servicer through reviews of the Mortgage Loans, "drive-by" reappraisals of Mortgaged Properties and reviews of servicing practices. Such ongoing due diligence shall be conducted at the expense of the Note Insurer and in a reasonable manner convenient to the Sub-Servicer and the Note Insurer.

      Section 2.06 NEGATIVE COVENANTS OF THE SUB-SERVICER. The Sub-Servicer hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) IMPAIRMENT OF RIGHTS. The Sub-Servicer shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change specified in clause (ii) of the definition of Material Adverse Change with respect to the Sub-Servicer, or may not interfere with the enforcement of any rights of the Note Insurer under or with respect to any of the Company Documents. The Sub-Servicer shall give the Note Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Sub-Servicer shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (b) AMENDMENTS, ETC. The Sub-Servicer shall not modify or amend, or consent to any modification or amendment of, any of the terms, provisions or conditions of the Company Documents to which it is a party without the prior written consent of the Note Insurer thereto, but excluding any amendment to the Offering Document required by law and excluding any modifications or amendments to which Note Insurer's consent is not required by the terms of the related Company Documents.

            (c) SUCCESSORS. The Sub-Servicer shall not terminate or designate, or consent to the termination or designation of, any successor Servicer, Custodian or Indenture Trustee without the prior written approval of the
      Note Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

      Section 2.07 REPRESENTATIONS AND WARRANTIES OF THE SPONSOR. The Sponsor represents and warrants as of the Closing Date as follows:

            (a) DUE ORGANIZATION AND QUALIFICATION. The Sponsor is a corporation, duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Sponsor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Company Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction.

            (b) POWER AND AUTHORITY. The Sponsor has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Company Documents to which it is a party and to consummate the Transaction.

            (c) DUE AUTHORIZATION. The execution, delivery and performance of the Company Documents to which it is a party by the Sponsor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Sponsor, which have not previously been obtained or given by the Sponsor.

            (d) NONCONTRAVENTION. The execution and delivery by the Sponsor of the Company Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Company Documents to which it is a party do not and will not:

                  (i) conflict with or result in any breach or violation of any provision of the charter or bylaws of the Sponsor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Sponsor or any of its respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Sponsor, which conflict, breach or violation reasonably could result in a Material Adverse Change;

                  (ii) constitute a default by the Sponsor under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Sponsor is a party or by which any of its properties are or may be bound or affected, which default, acceleration or breach could reasonably result in a Material Adverse Change; or

                  (iii) result in or require the creation of any lien upon or in respect of (a) any assets of the Sponsor, which lien reasonably could result in a Material Adverse Change or (b) the Mortgage Loans, in either case, except as otherwise expressly contemplated by the Company Documents.

            (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Sponsor, any of its subsidiaries, any properties or rights of the Sponsor or any of its subsidiaries or, to the Sponsor's knowledge, threatened, which, in any case, if decided adversely to the Sponsor or any of its subsidiaries could result in a Material Adverse Change with respect to the Sponsor.

            (f) VALID AND BINDING OBLIGATIONS. The Company Documents to which it is a party, when executed and delivered by the Sponsor, will constitute the legal, valid and binding obligations of the Sponsor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture. The Sponsor will not at any time in the future deny that the Company Documents to which the Sponsor is a party, constitute the legal, valid and binding obligations of the Sponsor.

            (g) COMPLIANCE WITH LAW, ETC. No current practice, procedure or policy employed, or proposed to be employed, by the Sponsor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Sponsor that, if enforced, could result in a Material Adverse Change with respect to the Sponsor.

            (h) TAXES. The Sponsor has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Sponsor in connection with the Transaction, the execution and delivery of the Company Documents to which it is a party and the issuance of the Notes have been paid or shall have been paid at or prior to the Closing Date if such taxes, fees or other governmental charges were due on or prior to the Closing Date.

            (i) ACCURACY OF INFORMATION. Neither information supplied by the Sponsor contained in the Company Documents to which it is a party nor other material information relating to the operations of the Sponsor or the financial condition of the Sponsor (collectively, the "Sponsor Documents"), as amended, supplemented or superseded, furnished to the Note Insurer in writing or in electronic format by the Sponsor contains any statement of a material fact with respect to the Sponsor which was untrue or misleading in any material respect when made. The Sponsor has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Sponsor. Since the furnishing of the Sponsor Documents, there has been no change nor any development or event involving a prospective change known to the Sponsor that would render any of the Sponsor Documents untrue or misleading in any material respect.

            (j) COMPLIANCE WITH SECURITIES LAWS. At the time the Registration Statement became effective, the Registration Statement complied in all material respects with the requirements of the Securities Act and the regulations thereunder. The Sponsor will comply with the Securities Act, the Securities Exchange Act and the regulations thereunder so as to permit the completion of the offer and sale of the Notes as contemplated by the Underwriting Agreement. Based on representations made to the Sponsor by the Underwriter in the Underwriting Agreement, the offer and sale of the Notes will comply in all material respects with all requirements of law. The Sponsor Information in the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Note Insurer Information, with respect to the Underwriter Information or the Company Information. The Sponsor Sale Agreement is not, and the Indenture is, required to be qualified under the Trust Indenture Act and the Trust Fund is not required to be registered as an "investment company" under the Investment Company Act. The Sponsor will satisfy any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it or the Trust Fund are subject.

            (k) COMPANY DOCUMENTS. The representations and warranties of the Sponsor contained in the Company Documents are true and correct in all material respects and the Sponsor hereby makes each such representation and warranty to, and for the benefit of, the Note Insurer as if the same were set forth in full herein.

            (l) SOLVENCY; FRAUDULENT CONVEYANCE. The Sponsor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Sponsor will not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and the Sponsor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Sponsor does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Sponsor or any of its assets. The amount of consideration being received by the Sponsor upon the sale of the Notes constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2. The Sponsor is not transferring the Mortgage Loans to the Trust Fund or selling the Notes, as provided in the Company Documents, with any intent to hinder, delay or defraud any of the Sponsor's creditors.

            (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Sponsor is Charlotte, North Carolina.

      Section 2.08 AFFIRMATIVE COVENANTS OF THE SPONSOR. The Sponsor hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Sponsor shall comply with the terms and conditions of and perform its respective obligations under the Company Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it in all circumstances where noncompliance reasonably could result in a Material Adverse Change with respect to the Sponsor.

            (b) CORPORATE EXISTENCE. The Sponsor and its successors and permitted assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of North Carolina and duly qualified and duly authorized (as described in subsections 2.07(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its charter and bylaws.

            (c) FINANCIAL STATEMENTS; OTHER INFORMATION. The Sponsor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including books and records relating to the Transaction, and shall clearly reflect therein the transfer of the Mortgage Loans to the Trust Fund as a sale of the Sponsor's interest in the Mortgage Loans. The Sponsor shall furnish or cause to be furnished to the Note Insurer promptly upon request, such other data as the Note Insurer may reasonably request and all information required to be furnished to the Indenture Trustee or to the Holders of the Notes simultaneously with the furnishing thereof to the Indenture Trustee or the Holders of the Notes, as the case may be.

            (d) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Sponsor shall, upon the reasonable request of the Note Insurer, permit the
      Note Insurer or its authorized agents:

                  (i) to inspect the books and records of the Sponsor as they may relate to the Notes, the obligations of the Sponsor under the Company Documents to which it is a party and the Transaction;

                  (ii) to discuss the affairs, finances and accounts of the
            Sponsor with the Chief Operating Officer and the Chief Financial Officer of the Sponsor; and

                  (iii) with the Sponsor's consent, to discuss the affairs,
            finances and accounts of the Sponsor with the Sponsor's independent accountants, provided that an officer of the Sponsor shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Sponsor.

            (e) NOTICE OF MATERIAL EVENTS. The Sponsor shall be obligated promptly to inform the Note Insurer in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Sponsor that (A) would be required to be disclosed to the Commission or the Sponsor's shareholders or (B) would likely result in a Material Adverse Change with respect to the Sponsor, or, to the best of the Sponsor's knowledge, the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to the Sponsor;

                  (ii) any change in the location of the principal office of the
            Sponsor;

                  (iii) the occurrence of any Material Adverse Change in respect of the Sponsor;

                  (iv) the commencement of any proceedings by or against the
            Sponsor under any applicable reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Sponsor or any of its assets; or

                  (v) the receipt of notice that (A) any license, permit,
            charter, registration or approval necessary for the conduct of the Sponsor's business are to be, or may be suspended or revoked or (B) the Sponsor is to cease and desist any practice, procedure or policy employed by the Sponsor in the conduct of its business, and such cessation may reasonably result in a Material Adverse Change with respect to the Sponsor.

            (f) FURTHER ASSURANCES. The Sponsor shall, upon the request of the
      Note Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Company Documents. In addition, the Sponsor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

            (g) MAINTENANCE OF LICENSES. The Sponsor and any of its successors shall maintain all licenses, permits, charters and registrations which are material to the conduct of its business.

            (h) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Notes shall clearly disclose that (i) the Policy is not covered by the property/casualty insurance certificate fund specified in
      Article 76 of the New York Insurance Law and (ii) in the event that the
      Note Insurer were to become insolvent, any claims arising under the Policy would be excluded from coverage by the California Insurance Guaranty Association, established pursuant to the laws of the State of California.

            (i) THIRD-PARTY BENEFICIARY. The Sponsor agrees that the Note Insurer shall have all rights of a third-party beneficiary in respect of the Sponsor Sale Agreement and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Note Insurer.

            (j) CLOSING DOCUMENTS. The Sponsor shall provide or cause to be provided to the Note Insurer an executed original copy of each document executed in connection with the Transaction to which it is a party within 30 Business Days after the date of closing.

      Section 2.09 NEGATIVE COVENANTS OF THE SPONSOR. The Sponsor hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) IMPAIRMENT OF RIGHTS. The Sponsor shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change specified in clause (ii) of the definition of Material Adverse Change with respect to the Sponsor, or may not interfere with the enforcement of any rights of the Note Insurer under or with respect to any of the Company Documents. The Sponsor shall give the Note Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Sponsor shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (b) AMENDMENTS, ETC. The Sponsor shall not modify or amend, or consent to any modification or amendment of, any of the terms, provisions or conditions of the Company Documents to which it is a party without the prior written consent of the Note Insurer thereto, but excluding any amendment to the Offering Document required by law and excluding any modifications or amendments to which Note Insurer's consent is not required by the terms of the related Company Document.

            (c) LIMITATION ON MERGERS, ETC. The Sponsor shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Company Documents to which it is a party or as permitted hereby. The Sponsor shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (d) SUCCESSORS. The Sponsor shall not terminate or designate, or consent to the termination or designation of, any successor Servicer, Custodian or Indenture Trustee without the prior written approval of the
      Note Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

      Section 2.10 REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants as of the Closing Date as follows:

            (a) DUE ORGANIZATION AND QUALIFICATION. The Issuer is a business trust, duly organized, validly existing and in good standing under the laws of Delaware and the United States of America. The Issuer is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Company Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Company Document unenforceable in any respect or would have a material adverse effect upon the Transaction.

            (b) POWER AND AUTHORITY. The Issuer has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform their obligations under the Company Documents and to consummate the Transaction.

            (c) DUE AUTHORIZATION. The execution, delivery and performance of the Company Documents by the Issuer has been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders of the Trust or the Owner Trustee, which have not previously been obtained or given by the Trust or the Owner Trustee.

            (d) NONCONTRAVENTION. The execution and delivery by the Issuer of the Company Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Company Documents do not and will not:

                  (i) conflict with or result in any breach or violation of any provision of the charter or bylaws of the Issuer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Issuer;

                  (ii) constitute a default by the Issuer under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer either is a party or by which any of their properties are or may be bound or affected; or

                  (iii) result in or require the creation of any lien upon or in respect of any assets of the Issuer, except as otherwise expressly contemplated by the Company Documents;

            (e) LEGAL PROCEEDINGS. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer, any of their subsidiaries, any properties or rights of the Issuer or any of their subsidiaries or any of the Mortgage Loans pending or, to the Issuer's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Issuer or any such subsidiary could result in a Material Adverse Change with respect to the Issuer.

            (f) VALID AND BINDING OBLIGATIONS. The Company Documents (other than the Notes), when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except as such enforceability may be limited by insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture. The Issuer will not at any time in the future deny that the Company Documents constitute the legal, valid and binding obligations of the Issuer.

            (g) COMPLIANCE WITH LAW, ETC. No practice, procedure or policy employed, or proposed to be employed, by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Issuer that, if enforced, would result in a Material Adverse Change with respect to the Issuer.

            (h) TAXES. The Issuer has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Issuer in connection with the Transaction, the execution and delivery of the Company Documents and the issuance of the Notes have been paid or shall have been paid at or prior to the Closing Date.

            (i) ACCURACY OF INFORMATION. Neither the Company Documents nor other information relating to the Mortgage Loans, the operations of the Issuer or the financial condition of the Issuer (collectively, the "Issuer Documents"), as amended, supplemented or superseded, furnished to the Note Insurer by the Issuer contains any statement of a material fact which was untrue or misleading in any material respect when made. The Issuer has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Issuer. Since the furnishing of the Issuer Documents, there has been no change nor any development or event involving a prospective change known to the Issuer that would render any of the Issuer Documents untrue or misleading in any material respect.

            (j) COMPLIANCE WITH SECURITIES LAWS. The offer and sale of the Notes comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Note Insurer Information or with respect to the Underwriter Information. Neither the offer nor sale of the Notes by the Issuer have been or will be in violation of the Securities Act or any other federal or state securities laws. The Indenture is required to be qualified under the Trust Indenture Act, and the Trust Fund is not required to be registered as an "investment company" under the Investment Company Act. The Issuer will satisfy or cause to be satisfied any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it or the Trust Fund are subject.

            (k) COMPANY DOCUMENTS. Each of the representations and warranties of the Issuer contained in the Company Documents is true and correct in all material respects and the Issuer hereby make each such representation and warranty to, and for the benefit of, the Note Insurer as if the same were set forth in full herein.

            (l) SOLVENCY; FRAUDULENT CONVEYANCE. The Issuer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business, and the Issuer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Issuer does not contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of their assets. The amount of consideration being received by the Issuer, as Issuer, upon the sale of the Notes constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2. The Issuer is not transferring or selling the Notes, as provided in the Company Documents, with any intent to hinder, delay or defraud any of the Issuer's creditors.

            (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Issuer is Wilmington, Delaware.

      Section 2.11 AFFIRMATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. The Issuer shall comply with the terms and conditions of and perform its respective obligations under the Company Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it.

            (b) CORPORATE EXISTENCE. The Issuer and its successors and permitted assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the United States and duly qualified and duly authorized (as described in subsections 2.10(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of trust and the Trust Agreement.

            (c) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including books and records relating to the Transaction, and shall clearly reflect therein the transfer of the Mortgage Loans to the Trust Fund and the sale of the RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2 as a sale of the Sponsor's interest in the Mortgage Loans evidenced by the Notes. The Issuer shall furnish or cause to be furnished to the Note
      Insurer:

            (d) INITIAL REPORT. On or before the Closing Date, a copy of the magnetic tape to be delivered to the Indenture Trustee on the Closing Date setting forth as to each Mortgage Loan, the information required to be included in the Schedule of Mortgage Loans.

            (e) CERTAIN INFORMATION. Upon the reasonable request of the Note Insurer, copies of any requested financial statements, reports and registration statements that the Issuer files with, or delivers to, the Commission or any national securities exchange.

            (f) OTHER INFORMATION. (A) Promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Issuer, pursuant to the terms of the Sale and Servicing Agreement, (B) promptly upon request, such other data as the Note Insurer may reasonably request and (C) all information required to be furnished to the Indenture Trustee or to the Holders simultaneously with the furnishing thereof to the Indenture Trustee or the Holders, as the case may be.

            (g) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of a Material Adverse Change, the Issuer shall, upon the reasonable request of the Note Insurer, permit the
      Note Insurer or its authorized agents:

                  (i) to inspect the books and records of the Issuer as they may relate to the Notes (other than the names and addresses of Mortgagors and strategic plans which are unrelated to the Notes), the obligations of the Issuer under the Company Documents and the Transaction;

                  (ii) to discuss the affairs, finances and accounts of the
            Issuer with the Sponsor on behalf of the Issuer; and

                  (iii) with the Issuer's consent, which consent shall not be unreasonably withheld or delayed, to discuss the affairs, finances and accounts of the Issuer with the Issuer's independent accountants, provided that an officer of the Issuer shall have the right to be present during such discussions.

            Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Issuer.

            (h) NOTICE OF MATERIAL EVENTS. The Issuer shall be obligated promptly to inform the Note Insurer in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Issuer that (A) could be required to be disclosed to the Commission or the Issuer's shareholders or (B) would likely result in a Material Adverse Change with respect to the Issuer, or the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to the Issuer;

                  (ii) any change in the location of the principal office of the
            Issuer;

                  (iii) the occurrence of any Event of Default, or any Material
            Adverse Change in respect of the Issuer;

                  (iv) the commencement of any proceedings by or against the
            Issuer under any applicable reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Issuer or any of their assets; or

                  (v) the receipt of notice that (A) any license, permit,
            charter, registration or approval necessary for the conduct of the Issuer's business are to be, or may be suspended or revoked or (B) the Issuer is to cease and desist any practice, procedure or policy employed by the Issuer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Issuer.

            (i) FINANCING STATEMENTS AND FURTHER ASSURANCES. The Issuer will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Fund. The Issuer shall, upon the request of the Note Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Company Documents. In addition, the Issuer agrees to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

            (j) MAINTENANCE OF LICENSES. The Issuer and any successors thereof shall maintain all licenses, permits, charters and registrations which are material to the conduct of their business.

            (k) RETIREMENT OF NOTES. The Issuer shall instruct the Indenture Trustee, upon a retirement or other payment of all of the Notes, to surrender the Policy to the Note Insurer for cancellation.

            (l) DISCLOSURE DOCUMENT. Each Offering Document delivered with respect to the Notes shall clearly disclose that (i) the Policy is not covered by the property/casualty insurance certificate fund specified in
      Article 76 of the New York Insurance Law and (ii) in the event that the
      Note Insurer were to become insolvent, any claims arising under the Policy would be excluded from coverage by the California Insurance Guaranty Association, established pursuant to the laws of the State of California.

            (m) THIRD-PARTY BENEFICIARY. The Issuer agrees that the Note Insurer shall have all rights of a third-party beneficiary in respect of the Indenture and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of the Note Insurer.

            (n) CLOSING DOCUMENTS. The Issuer shall provide or cause to be provided to the Note Insurer an executed original copy of each document executed in connection with the Transaction within 30 Business Days after the date of closing.

      Section 2.12 NEGATIVE COVENANTS OF THE ISSUER. The Issuer hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

            (a) IMPAIRMENT OF RIGHTS. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change specified in clause (ii) of the definition of Material Adverse Change with respect to the Issuer, respectively, or may not interfere with the enforcement of any rights of the Note Insurer under or with respect to any of the Company Documents. The Issuer shall give the Note Insurer written notice of any such action or failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act or (ii) promptly prior to the date of consummation of such action or failure to act. The Issuer shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

            (b) AMENDMENTS, ETC. The Issuer shall modify or amend, or consent to any modification or amendment of, any of the terms, provisions or conditions of the Company Documents to which it is a party without the prior written consent of the Note Insurer thereto, but excluding any amendment to the Offering Document required by law and excluding any modifications or amendments to which Note Insurer's consent is not required.

            (c) LIMITATION ON MERGERS, ETC. The Issuer shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Indenture or as permitted hereby. The Issuer shall furnish to the Note Insurer all information requested by it that is reasonably necessary to determine compliance with this paragraph.

      Section 2.13 REPRESENTATIONS AND WARRANTIES OF THE NOTE INSURER. The Note Insurer represents and warrants to the Indenture Trustee, the Issuer, the Sponsor, the Originator, the Servicer, the Company and the Seller as follows:

            (a) ORGANIZATION AND LICENSING. The Note Insurer is a duly organized and validly existing Wisconsin stock insurance corporation duly qualified to conduct an insurance business in the State of New York.

            (b) CORPORATE POWER. The Note Insurer has the corporate power and authority to issue the Policy and execute and deliver this Insurance Agreement and to perform all of its obligations hereunder and thereunder.

            (c) AUTHORIZATION; APPROVALS. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Insurance Agreement have been taken and all licenses, orders, consents or other authorizations or approvals of the Note Insurer's Board of Directors or stockholders or any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

            (d) ENFORCEABILITY. The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Note Insurer, enforceable in accordance with its terms, subject to insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

            (e) FINANCIAL INFORMATION. The consolidated financial statements of the Note Insurer and subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998 prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 1999; Commission File No. 1-10777) and the unaudited consolidated financial statements of the
      Note Insurer and subsidiaries as of September 30, 1999 and for the periods ending September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the

      Commission on November 12, 1999), fairly present in all material respects the financial condition of the Note Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. Since September 30, 1999, there has been no material change in such financial condition of the Note Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

            (f) NOTE INSURER INFORMATION. The Note Insurer Information is true and correct in all material respects and does not contain any untrue statement of a material fact.

            (g) NO LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Note Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would result in a Material Adverse Change or would materially and adversely affect its ability to perform its obligations under the Policy or this Insurance Agreement.

            (h) The execution by the Note Insurer of this Insurance Agreement will not, and the satisfaction of the terms hereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Note Insurer, or any restriction contained in any contract, agreement or instrument to which the Note Insurer is a party or by which it is bound or constitute a default under any of the foregoing.

            (i) CONFIDENTIAL INFORMATION. The Note Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall not use or disclose any information provided to the Note Insurer pursuant to or in connection with this Insurance Agreement or the issuance of the Policy or otherwise related to the Transactions, including any matter of which it becomes aware during the inspections conducted or discussions had pursuant to Sections 2.02(e), 2.05(e), 2.08(d) and 2.11(g), unless such information is readily available from public sources or except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Company Documents; provided, however, that the foregoing shall not limit the right of the Note Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Note Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information provided to the Note Insurer pursuant to or in connection with this Insurance Agreement or the issuance of the Policy or otherwise related to the Transactions, including any information of which it becomes aware through such inspections or discussions, the Note Insurer will promptly notify the Originator, the Servicer, the Company, the Seller, the Sponsor and the Issuer of such request(s) so that the Originator, the Servicer, the Company, the Seller, the Sponsor and the Issuer may seek an appropriate protective order and/or waive the Note Insurer's compliance with the provisions of this Insurance Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Note Insurer is, nonetheless, in the opinion of its counsel (which shall be delivered to the Originator, the Servicer, the Company, the Seller, the Sponsor and the Issuer), compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure of significant penalty, the Note Insurer may disclose such information to such tribunal that the
      Note Insurer is compelled to disclose, provided that a copy of all information disclosed is provided to the Originator, the Servicer, the Company, the Seller, the Sponsor and the Issuer promptly upon such disclosure.

            (j) RATING. The Note Insurer is not aware of any facts that if disclosed to Moody's or S&P would be reasonably expected to result in a downgrade of the rating of the claims paying ability of the Note Insurer by either of such Rating Agencies.

            (k) SECURITIES ACT REGISTRATION. The Policy is exempt from registration under the Securities Act.

                                   ARTICLE I

                           THE POLICY; REIMBURSEMENT

      Section 3.01 ISSUANCE OF THE POLICY. The Note Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below:

            (a) PAYMENT OF INITIAL PREMIUM AND EXPENSES. The Note Insurer shall have been paid by the Originator, the fees and expenses payable on the Closing Date in accordance with Section 3.02;

            (b) COMPANY DOCUMENTS. The Note Insurer shall have received a copy of each of the Company Documents, in form and substance reasonably satisfactory to the Note Insurer, duly authorized, executed and delivered by each party thereto;

            (c) CERTIFIED DOCUMENTS AND RESOLUTIONS. The Note Insurer shall have received (i) a copy of the charter and bylaws of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer and (ii) a certificate of the Secretary or Assistant Secretary of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer stating that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors or a duly authorized Committee of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer authorizing the issuance of the Notes, the execution, delivery and performance by the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer of the Company Documents to which it is a party and the consummation of the

      Transaction and that such charter, bylaws and resolutions are in full force and effect without amendment or modification on the Closing Date;

            (d) INCUMBENCY CERTIFICATE. The Note Insurer shall have received a certificate of the Secretary or an Assistant Secretary of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer certifying the names and signatures of the officers of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer authorized to execute and deliver the Company Documents to which it is a party;

            (e) REPRESENTATIONS AND WARRANTIES; CERTIFICATE. The representations and warranties of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date, and the Note Insurer shall have received a certificate of appropriate officers of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer to that effect;

            (f) OPINIONS OF COUNSEL. The Note Insurer shall have received all opinions of counsel addressed to any of Moody's, S&P, the Indenture Trustee, the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor, the Issuer and the Underwriter, in respect of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer, the other parties to the Company Documents and the Transaction in form and substance reasonably satisfactory to the Note Insurer, addressed to the Note Insurer and opinions addressing such matters as the Note Insurer may reasonably request, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof;

            (g) APPROVALS, ETC. The Note Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including any required approval of the shareholders of the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Sponsor and the Issuer, required in connection with the Transaction;

            (h) NO LITIGATION, ETC. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Company Documents or the consummation of the Transaction;

            (i) LEGALITY. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction illegal or otherwise prevent the consummation thereof;

            (j) SATISFACTION OF CONDITIONS OF THE UNDERWRITING AGREEMENT. All conditions in the Underwriting Agreement relating to the Underwriter's obligation to purchase the Notes shall have been satisfied, without taking into account any waiver by the Underwriters of any condition unless such waiver has been approved by the Note Insurer. The Note Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriting Agreement;

            (k) ISSUANCE OF RATINGS. The Note Insurer shall have received confirmation that the risk insured by the Policy constitutes at least a "BBB" risk by S&P and a "Baa2" risk by Moody's and that the Notes, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's;

            (l) NO DEFAULT. No Default or Event of Default shall have occurred;

            (m) ADDITIONAL ITEMS. The Note Insurer shall have received such other documents, instruments, approvals or opinions reasonably requested by the Note Insurer as may be reasonably necessary to effect the Transaction, including evidence reasonably satisfactory to the Note Insurer that the conditions precedent, if any, in the Company Documents have been satisfied; and

            (n) SATISFACTORY DOCUMENTATION. The Note Insurer and its counsel shall have determined that all documents, certificates and opinions to be delivered in connection with the Notes conform to the terms of the Indenture, the Trust Agreement, the Registration Statement, the Offering Document and this Insurance Agreement.

      Section 3.02 PAYMENT OF FEES AND PREMIUM.

            (a) LEGAL AND ACCOUNTING FEES. The Originator shall pay or cause to be paid to the Note Insurer, on the Closing Date, legal, appraisal and accounting fees in an amount not to exceed $65,000, incurred by the Note Insurer in connection with the issuance of the policy. Any additional fees of the Note Insurer's auditors payable in respect of any amendment or supplement to the Offering Document incurred after the Closing Date shall be paid by the Originator on demand.

            (b) RATING AGENCY FEES. The Originator shall promptly pay the initial fees of S&P and Moody's with respect to the Notes and the transactions contemplated hereby following receipt of a statement with respect thereto. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the Notes shall be for the account of, and shall be billed to the Originator. The fees for any other rating agency shall be paid by the party requesting such other agency's rating unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Notes, in which case the fees for such agency shall be paid by the Originator.

            (c)   [Reserved]

            (d)   [Reserved]

            (e)   PREMIUM.

                  (i) In consideration of the issuance by the Note Insurer of the Policy, the Note Insurer shall be entitled to receive the Premium as and when due in accordance with and from the funds specified by Section 8.02(c) of the Indenture.

                  (ii) The Premium paid under the Indenture shall be
            nonrefundable without regard to whether any Notice for Payment is delivered to the Note Insurer requiring the Note Insurer to make any payment under the Policy or any other circumstances relating to the Notes or provision being made for payment of the Notes prior to maturity. The Premium due on each Payment Date shall be an amount equal to 1/12th of the product of Premium Percentage and the Note Balance (after giving effect to any distributions of principal to be made on the Notes on such Payment Date); provided that the initial premium will be equal to $23,958.33 and will be paid on the Closing Date.

      Section 3.03 REIMBURSEMENT OBLIGATION.

            (a) As and when due in accordance with and from the funds specified in Section 8.02(c) of the Indenture, the Note Insurer shall be entitled to reimbursement for any payment made by the Note Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is paid thereunder, in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

            (b) The Originator agrees to pay to the Note Insurer as follows: any and all charges, fees, costs and expenses that the Note Insurer may reasonably pay or incur, including reasonable attorneys' and accountants' fees and expenses ("Reimbursable Expenses") in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Company Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Company Documents, any party to any of the Company Documents (in its capacity as such a party) or the Transaction, or (ii) any amendment, waiver or other action with respect to, or related to, any Company Document, whether or not executed or completed.

            (c) The Originator agrees to pay to the Note Insurer as follows: interest on any and all amounts described in subclause (b) of this Section
      3.03 for which such party is responsible from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 (a) and (b) for which such party is responsible from the date due until payment thereof in full and interest on any and all amounts described in Section 3.04 for which such party is responsible from the date due until payment thereof in full and interest on any and all amounts described in Section 3.04 for which such party is responsible from the date due until payment thereof in full, in each case, payable to the Note Insurer at the Late Payment Rate.

      Section 3.04 INDEMNIFICATION WITH RESPECT TO THE ORIGINATOR, THE SERVICER, THE COMPANY AND THE SELLER.

            (a) In addition to any and all of the Note Insurer's rights of reimbursement, indemnification, subrogation and to any other rights of the
      Note Insurer pursuant hereto or under law or in equity, the Originator, the Servicer, the Company and the Seller, severally and not jointly, each agree to pay, and to protect, indemnify and save harmless, the Note Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Note Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Company Documents by reason of:

                  (i) any omission or action (other than of or by the Note
            Insurer or the Underwriter and other than any omission or action which is expressly required by the Originator, the Servicer, the Company and the Seller in the Company Documents) in connection with the offering, issuance, sale or delivery of any of the RBMG Funding Co. Mortgage Loan Trust 1999-2, Asset-Backed Notes, Series 1999-2 by the Originator, the Servicer, the Company and the Seller;

                  (ii) the negligence, bad faith, willful misconduct,
            misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Originator, the Servicer, the Company and the Seller in connection with any Transaction arising from or relating to the Company Documents;

                  (iii) the violation by the Originator, the Servicer, the
            Company or the Seller of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change;

                  (iv) the breach by the Originator, the Servicer, the Company or the Seller of any representation, warranty or covenant under any of the Company Documents or the occurrence, in respect of the Originator, the Servicer, the Company or the Seller, under any of the Company Documents of any Event of Default or any event which, with the giving of notice or the lapse of time or both, would constitute any Event of Default; or

                  (v) any untrue statement or alleged untrue statement of a
            material fact contained in any Offering Document or the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) arise out of or are based upon any untrue statement in the an Offering Document other than the Sponsor Information, Underwriter Information and information furnished by the Note Insurer in writing expressly for use therein (such information so furnished being referred to herein as "Note Insurer Information"), it being understood that, in respect of the initial Offering Document, the Note Insurer Information is limited to the information with respect to the Note Insurer included under the caption "The Note Insurer and the Financial Guaranty Policy" and the financial statements of the Note Insurer incorporated by reference therein.

            (b) The Note Insurer agrees to pay, and to protect, indemnify and save harmless, the Originator, the Servicer, the Company and the Seller and its respective officers, directors, shareholders, employees, agents and each Person, if any, who controls the Originator, the Servicer, the Company and the Seller within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement or alleged untrue statement of a material fact contained in the Note Insurer Information in any Offering Document, in light of the circumstances under which they were made, not misleading or a breach of any of the representations and warranties of the Note Insurer contained in Section 2.13.

            (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in Section 3.04(a) or
      (b) may be sought from the Originator, the Servicer, the Company and the Seller, on the one hand, or the Note Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

            (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand. The relative fault of each Indemnifying Party, on the one hand, and each indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth are within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Section 3.05 INDEMNIFICATION WITH RESPECT TO THE SUB-SERVICER.

            (a) In addition to any and all of the Note Insurer's rights of reimbursement, indemnification, subrogation and to any other rights of the
      Note Insurer pursuant hereto or under law or in equity, the Sub-Servicer agrees to pay, and to protect, indemnify and save harmless, the Note Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Note Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Sub-Servicer of any of its representations or warranties contained in Section 2.04 or arising directly out of or relating directly to the Transaction contemplated by the Company Documents by reason of:

                  (i) the negligence, bad faith, willful misconduct,
            misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Sub-Servicer in connection with any Transaction arising from or relating to the Company Documents;

                  (ii) the violation by the Sub-Servicer of any domestic or
            foreign law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change;

                  (iii) the breach by the Sub-Servicer of any of its
            representations, warranties or covenants under any of the Company Documents to which it is a party or the occurrence, in respect of the Sub-Servicer, under any of the Company Documents of any Event of Default or any event which, with the giving of notice or the lapse of time or both, would constitute any Event of Default; or

                  (iv) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document and the entire Registration Statement, other than in the Underwriter Information, Company Information, the Servicer Information and Note Insurer Information (such information, the "Sub-Servicer Information") or any omission or alleged omission to state in the Sub-Servicer Information a material fact required to be stated in the Sub-Servicer Information or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact in information included in the
            Note Insurer Information, the Company Information, the Subservicer Information or the Underwriter Information.

            (b) The Note Insurer agrees to pay, and to protect, indemnify and save harmless, the Sub-Servicer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Sub-Servicer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Note Insurer Information or any omission or alleged omission to state in the Note Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any failure of the Note Insurer to make a payment required to be made under the Policy or (iii) a breach of any of the representations and warranties of the Note Insurer contained in Section 2.13.

            (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party") in respect of which the indemnity provided in Section 3.05(a) or (b) may be sought from the Sub-Servicer, on the one hand, or the Note Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if
      (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Party harmless from and against any loss or liability by reason of such settlement or judgment.

            (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless the Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand. The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth are within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Section 3.06 INDEMNIFICATION WITH RESPECT TO THE SPONSOR.

            (a) In addition to any and all of the Note Insurer's rights of reimbursement, indemnification, subrogation and to any other rights of the
      Note Insurer pursuant hereto or under law or in equity, the Sponsor agrees to pay, and to protect, indemnify and save harmless, the Note Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Note Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Sponsor of any of its representations or warranties contained in Section 2.07 or arising directly out of or relating directly to the Transaction contemplated by the Company Documents by reason of:

                  (i) the negligence, bad faith, willful misconduct,
            misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Sponsor in connection with any Transaction arising from or relating to the Company Documents;

                  (ii) the violation by the Sponsor of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change;

                  (iii) the breach by the Sponsor of any of its representations, warranties or covenants under any of the Company Documents to which it is a party or the occurrence, in respect of the Sponsor, under any of the Company Documents of any Event of Default or any event which, with the giving of notice or the lapse of time or both, would constitute any Event of Default; or

                  (iv) any untrue statement or alleged untrue statement of a material fact contained in the Offering Document and the entire Registration Statement, other than in the Underwriter Information, Company Information, the Subservicer Information and Note Insurer Information (such information, the "Sponsor Information") or any omission or alleged omission to state in the Sponsor Information a material fact required to be stated in the Sponsor Information or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact in information included in the Note Insurer Information, the Company Information, the Subservicer Information or the Underwriter Information.

            (b) The Note Insurer agrees to pay, and to protect, indemnify and save harmless, the Sponsor and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Sponsor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Note Insurer Information or any omission or alleged omission to state in the Note Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any failure of the Note Insurer to make a payment required to be made under the Policy or (iii) a breach of any of the representations and warranties of the Note Insurer contained in Section 2.13.

            (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party") in respect of which the indemnity provided in Section 3.06(a) or (b) may be sought from the Sponsor, on the one hand, or the Note Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Party harmless from and against any loss or liability by reason of such settlement or judgment.

            (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless the Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand. The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth are within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Section 3.07 PAYMENT PROCEDURE. In the event of any payment by the Note Insurer, the Indenture Trustee and the Originator, the Servicer, the Company, the Seller, the Sponsor and the Issuer agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Note Insurer. All payments to be made to the Note Insurer under this Insurance Agreement shall be made to the Note Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Note Insurer as specified in the Indenture on the date when due or as the Note Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Note Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date.

                                  ARTICLE IV

                              FURTHER AGREEMENTS

      Section 4.01 EFFECTIVE DATE; TERM OF THE INSURANCE AGREEMENT. This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as the Note Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the
Note Insurer for cancellation and (b) all amounts payable to the Note Insurer by the Sponsor, the Originator, the Servicer, the Company and the Seller hereunder or from any other source hereunder or under the Company Documents and all amounts payable under the Notes have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04, 3.05 and 3.06 hereof shall survive any termination of this Insurance Agreement.

      Section 4.02 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

            (a) Except at such times as a Note Insurer Default (as defined in the Indenture) shall exist or shall have occurred, neither the Sponsor, the Servicer, the Sub-Servicer or the Indenture Trustee shall grant any waiver of rights under any of the Company Documents to which any of them is a party without the prior written consent of the Note Insurer, which shall not be unreasonably withheld, conditioned or delayed and any such waiver without prior written consent of the Note Insurer shall be null and void and of no force or effect.

            (b) To the extent permitted by law, the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller agree that each will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Note Insurer may reasonably request and as may be required in the Note Insurer's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

      Section 4.03 OBLIGATIONS ABSOLUTE.

            (a) The obligations of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

                  (i) any lack of validity or enforceability of, or any
            amendment or other modifications of, or waiver, with respect to any of the Company Documents or the Notes;

                  (ii) any exchange or release of any other obligations
            hereunder;

                  (iii) the existence of any claim, setoff, defense, reduction, abatement or other right that the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller may have at any time against the Note Insurer or any other Person;

                  (iv) any document presented in connection with the Policy
            proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) any payment by the Note Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

                  (vi) any failure of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller to receive the proceeds from the sale of the Notes; and

                  (vii) any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller in respect of any Company Document.

            (b) The Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller and any and all others who are now or may become liable for all or part of the obligations of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Company Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Company Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Company Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Persons for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Note Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

            (c) Nothing herein shall be construed as prohibiting the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer the Company and the Seller from pursuing any rights or remedies it may have against any Person in a separate legal proceeding.

      Section 4.04 ASSIGNMENTS; REINSURANCE; THIRD-PARTY RIGHTS.

            (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to or in connection with a merger or other transaction permitted under Section 2.03(c), 2.06(c), 2.09(c) and 2.12(c) hereof, the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller may not assign their respective rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Note Insurer. Any assignments made in violation of this Insurance Agreement shall be null and void.

            (b) The Note Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Note Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the

      Note Insurer of any of its obligations hereunder or under the Policy and provided further that any reinsurer or participant will not have any rights against the Trust, the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Holders of the Notes or the Indenture Trustee and that the Trust, the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company, the Seller, the Holders of the Notes and the Indenture Trustee shall have no obligation to have any communication or relationship with any reinsurer or participant in order to enforce the obligations of the Note Insurer hereunder and under the Policy.

            (c) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Holder, other than the Note Insurer against the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller or the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller against the Note Insurer and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee nor any Holder shall have any right to payment from any Premiums paid or payable hereunder or under the Indenture or from any amounts paid by the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller pursuant to Sections 3.02 or 3.03.

      Section 4.05 LIABILITY OF THE NOTE INSURER. Neither the Note Insurer nor any of its officers, directors or employees shall be liable or responsible for:
(a) the use that may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the
Note Insurer in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Note Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Note Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

      Section 4.06 ANNUAL SERVICING AUDIT AND CERTIFICATION. The annual servicing audit required pursuant to Section 2.20 of the Servicing Agreement and
Section 3.10 of the Sub-Servicing Agreement shall be performed by an independent third party acceptable to the Note Insurer. Any one of the five major nationally recognized firms of independent public accountants is deemed to be acceptable.

                                   ARTICLE V

                             DEFAULTS AND REMEDIES

      Section 5.01 DEFAULTS. The occurrence of any of the following events shall constitute an Event of Default hereunder:

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

            (a) Any representation or warranty made by the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller hereunder or under the Company Documents, or in any certificate furnished hereunder or under the Company Documents, shall prove to be untrue or incomplete in any material respect; provided, however, that if the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller effectively cures any such defects in any representation or warranty under any Transaction Document or certificate or report furnished under any Company Document, within the time period specified in the related document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default;

            (b) (i) the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller shall fail to pay when due any amount payable by the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller unless such amounts are paid in full within the cure period therefor, respectively, hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or the Company Documents are not valid and binding on the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller;

            (c) The occurrence and continuance of an "Event of Default" under the Indenture;

            (d) Any failure on the part of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller contained in this Insurance Agreement or in any other Company Document which continues unremedied beyond any cure period provided therein, or, in the case of this Insurance Agreement, for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller by the Note Insurer (with a copy to the Indenture Trustee) or by the Indenture Trustee (with a copy to the Note Insurer); provided, further, that if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder, if within such 30-day period the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller, as the case may be, shall have given notice to the
      Note Insurer of corrective action it proposes to take, which corrective action is agreed, in writing by the Note Insurer to be satisfactory and the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller shall thereafter pursue such corrective action diligently until such default is cured;

            (e) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

            (f) The Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any involuntary insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller or of or relating to all or substantially all of its property and if the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 Business Days; or

            (g) The Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

            (h) The occurrence of a Servicer Termination Delinquency Rate Trigger or a Servicer Termination Loss Trigger.

      Section 5.02 REMEDIES; NO REMEDY EXCLUSIVE.

            (a) Upon the occurrence of an Event of Default, the Note Insurer may take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under this Insurance Agreement or the Indenture or to enforce performance and observance of any obligation, agreement or covenant of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller under this Insurance Agreement or the Indenture.

            (b) Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement, the Indenture or existing at law or in equity. No delay or omission to exercise any right or power accruing under this Insurance Agreement or the Indenture upon the happening of any event set forth in Section 5.01 shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Note Insurer to exercise any remedy reserved to the Note Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article.

      Section 5.03 WAIVERS.

            (a) No failure by the Note Insurer to exercise, and no delay by the
      Note Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Note Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Note Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

            (b) The Note Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Note Insurer and delivered to the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller, as the case may be. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  ARTICLE VI

                                 MISCELLANEOUS

      Section 6.01 AMENDMENTS, ETC. This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto. The Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company and the Seller agree to provide a copy of any amendment to this Insurance Agreement promptly to the Indenture Trustee and the rating agencies maintaining a rating on any of the Notes at the request of the Issuer, the Sponsor, the Originator, the Servicer, the Sub-Servicer, the Company or the Seller. No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

      Section 6.02 NOTICES. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

            (a)   To the Note Insurer:

                  Ambac Assurance Corporation
                  One State Street Plaza
                  New York, New York  10004
                  Attention:  Structured Finance Department - MBS
                  Telecopy No.:  212-363-1459
                  Confirmation:  212-668-0340

                  (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the
                  Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of each of the Issuer, the Sponsor, the Originator, the Servicer, the Company, the Seller and the Indenture Trustee and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

            (b)   To the Originator:

                  Meritage Mortgage Corporation
                  6000 SW Meadows Road
                  Lake Oswego, Oregon 97035
                  Attention:  Larry Reed
                  Facsimile:  (503) 598-8613
                  Telephone:  (503) 598-5270

            (c)   To the Servicer:

                  RBMG, Inc.
                  7909 Parklane Road
                  Columbia, South Carolina 29223
                  Attention:  Peter Greene
                  Facsimile:  (803) 213-4165
                  Telephone:  (803) 213-4200

            (d)   To the Sub-Servicer:

                  Ocwen Federal Bank FSB
                  1675 Palm Beach Lakes Boulevard, Suite 1002
                  West Palm Beach, Florida 33401
                  Attention:  Senior V.P., Law Dept.
                  Facsimile: (561) 681-8163
                  Telephone: (561) 681-8661

            (e)   To the Company:

                  RBMG Asset Management Company, Inc.
                  2820 West Charleston Boulevard
                  Las Vegas, Nevada 89102
                  Attention:  President
                  Facsimile: (702) 822-2469
                  Telephone: (702) 822-2401

            (f)   To the Seller:

                  RBMG Funding Co.
                  2820 West Charleston Boulevard
                  Las Vegas, Nevada 89102
                  Attention:  President
                  Facsimile: (702) 822-2469
                  Telephone: (702) 822-2401

            (g)   To the Sponsor:

                  Residential Asset Funding Corporation
                  301 South College Street, TW-06
                  Charlotte, North Carolina 28288-0166
                  Facsimile:  (212) 891-5085
                  Telephone:  (212) 891-5021

            (h)   To the Issuer:

                  RBMG Funding Co. Mortgage Loan Trust 1999-2
                  c/o Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Facsimile:  (302) 651-1576
                  Telephone:  (302) 651-1118

            (i)   To the Indenture Trustee:

                  Bankers Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, California 92705
                  Attn: RBMG 1999-2
                  Facsimile:  (714) 247-6329
                  Telephone:  (714) 247-6000

      A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

      Section 6.03 SEVERABILITY. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

      Section 6.04 GOVERNING LAW. This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 6.05 CONSENT TO JURISDICTION.

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

            (a) The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Company Documents or the Transaction or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final unappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

            (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

            (c) Service on the Issuer, Originator, the Servicer, the Company, the Seller and the Issuer may be made by mailing or delivering copies of the summons and complaint and other process which may be served in any suit, action or proceeding to the Servicer addressed as follows: Meritage Mortgage Corporation, 6000 SW Meadows Road, Lake Oswego, Oregon 97035,
      Attention: Larry Reed, Facsimile: (503) 598-8613, Telephone: (503) 598-5270; RBMG, Inc., as Servicer, 7909 Parklane Road, Columbia, South Carolina 29223, Attention: Peter Greene, Facsimile: (803) 213-4165,
      Telephone: (803) 213-4200; Ocwen Federal Bank FSB, as Sub-Servicer, Ocwen Federal Bank FSB, 1675 Palm Beach Lakes Boulevard, Suite 1002, West Palm Beach, Florida 33401, Attention: Senior V.P., Law Dept., Facsimile: (561) 681-8163, Telephone: (561) 681-8661; RBMG Asset Management Company, Inc., as Company, 2820 West Charleston Boulevard, Las Vegas, Nevada 89102,
      Attention: President, Facsimile: (702) 822-2469; Telephone: (702) 822-2401; RBMG Funding Co., as Seller, 2820 West Charleston Boulevard, Las Vegas, Nevada 89102, Attention: President, Facsimile: (702) 822-2469,
      Telephone: (702) 822-2401; Residential Asset Funding Corporation, as Sponsor, 301 South College Street, TW-06, Charlotte, North Carolina 28288-0166, Facsimile: (212) 891-5085, Telephone: (212) 891-5021; and RBMG
      Funding Co. Mortgage Loan Trust 1999-2, as Issuer, c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Facsimile:
      (302) 651-1576, Telephone: (302) 651-1118. Such address may be changed by the applicable party or parties, with the prior written consent of the
      Note Insurer, by written notice to the other parties hereto.

            (d) Nothing contained in this Insurance Agreement shall limit or affect any party's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Company Documents against any other party or its properties in the courts of any jurisdiction.

      Section 6.06 CONSENT OF THE NOTE INSURER. In the event that the consent of the Note Insurer is required under any of the Company Documents, the determination whether to grant or withhold such consent shall be made by the
Note Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

      Section 6.07 COUNTERPARTS. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

      Section 6.08 HEADINGS. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only and shall not affect its construction or interpretation.

      Section 6.09 TRIAL BY JURY WAIVED. Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Company Documents or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Company Documents to which it is a party by, among other things, this waiver.

      Section 6.10 LIMITED LIABILITY. No recourse under any Company Document or the Underwriting Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Company Documents or the Underwriting Agreement, the Notes or the Policy, it being expressly agreed and understood that each Company Document or the Underwriting Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations under any Company Document or the Underwriting Agreement is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

      Section 6.11 ENTIRE AGREEMENT. This Insurance Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

      Section 6.12 INDENTURE TRUSTEE. The Indenture Trustee hereby acknowledges and agrees to perform all its obligations and duties pursuant to the Company Documents to which it is a party thereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.


                                    AMBAC ASSURANCE CORPORATION
                                    as Note Insurer

                                    By: /s/ Jeffrey D. Nabi
                                       -----------------------------
                                    Name:   Jeffrey D. Nabi
                                    Title:  Vice President


                                    MERITAGE MORTGAGE CORPORATION
                                    as Originator

                                    By: /s/ Larry Reed
                                       -----------------------------
                                    Name:   Larry Reed
                                    Title:  President and CEO


                                    RBMG, INC.
                                    as Servicer

                                    By: /s/ Gregory A. Samp
                                       -----------------------------
                                    Name:   Gregory A. Samp
                                    Title:  Executive Vice President


                                    OCWEN FEDERAL BANK FSB
                                    as Sub-Servicer

                                    By: /s/ Ronald M. Faris
                                       -----------------------------
                                    Name:   Ronald M. Faris
                                    Title:  Executive Vice-President


                                    RBMG ASSET MANAGEMENT COMPANY, INC.
                                    as Company

                                    By: /s/ Richard M. Linn
                                       -----------------------------
                                    Name:   Richard M. Linn
                                    Title:  Treasurer

                                    RBMG FUNDING CO.
                                    as Seller

                                    By: /s/ Richard M. Linn
                                       -----------------------------
                                    Name:   Richard M. Linn
                                    Title:  Treasurer


                                    RESIDENTIAL ASSET FUNDING
                                    CORPORATION
                                    as Sponsor

                                    By: /s/ Shanker Merchant
                                       -----------------------------
                                    Name:   Shanker Merchant
                                    Title:  Senior Vice President


                                    RBMG FUNDING CO. MORTGAGE LOAN
                                    TRUST 1999-2
                                    as Issuer

                                    By: Wilmington Trust Company, not in its
                                    individual capacity but solely as
                                    Owner Trustee

                                    By: /s/ Donald G. MacKelcan
                                       -----------------------------
                                    Name:   Donald G. MacKelcan
                                    Title:  Vice President


                                    BANKERS TRUST COMPANY
                                    as Indenture Trustee

                                    By: /s/ Paul T. Liu
                                       -----------------------------
                                    Name:   Paul T. Liu
                                    Title:  Vice President